UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 2900
Honolulu, Hawaii  96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 9, 2021 (the “Grant Date”), the Board of Directors of Barnwell Industries, Inc. (“Barnwell” or the “Company”), pursuant to the Company’s 2018 Equity Incentive Plan (the “Plan”),which authorized an aggregate of 800,000 shares of the Company’s common stock (“Common Stock”) for awards granted under the Plan, subject to adjustment as provided in the Plan, granted to Alexander C. Kinzler, the Company’s Chief Executive Officer and President, an option to purchase 60,000 shares of Common Stock at an exercise price of $3.66 per share (110% of the closing price of the Company’s Common Stock on the NYSE American stock exchange on the Grant Date) and granted to Russell M. Gifford, the Company’s Chief Financial Officer, an option to purchase 60,000 shares of Common Stock at an exercise price of $3.33 per share (the closing price of the Common Stock on the NYSE American on the Grant Date).  Both of those options vest and become exercisable in three equal annual installments beginning on February 9, 2022.
The foregoing summary of the terms of the option awards granted by the Company to Messrs. Kinzler and Gifford is qualified in its entirety by reference to the form of option agreement to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ending March 31, 2021.
Item 8.01  Other Events.
In addition to the options to purchase an aggregate of 120,000 shares of Common Stock granted to Mr. Kinzler and Mr. Gifford, discussed in Item 5.02 above, on the Grant Date, the Company also granted options to purchase an aggregate of 310,000 shares of Common Stock to the members of the Company’s Board of Directors (other than Mr. Kinzler) and granted options to purchase an aggregate of 235,000 shares of Common Stock to certain officers and employees of the Company (other than Mr. Kinzler and Mr. Gifford).  Each of those options has an exercise price of $3.33 and vests and becomes exercisable in three equal annual installments beginning on February 9, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 16, 2021
BARNWELL INDUSTRIES, INC.
By:	/s/ Russell M. Gifford
	Name:	Russell M. Gifford
	Title:	Executive Vice President and Chief Financial Officer